BARON

FUNDS®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Supplement dated August 22, 2013

to Statement of Additional Information dated January 28, 2013

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective October 21, 2013, in connection with the principal investment strategy of Baron Fifth Avenue Growth Fund, the Statement of Additional Information of the Baron Funds® (the “Funds”) is modified as follows:

On page 3 of the Statement of Additional Information, the last sentence of the first paragraph under “Investment Goals, Strategies and Risks” that reads: “Baron Fifth Avenue Growth Fund’s investment goal is capital appreciation through investments primarily in the securities of large-sized growth companies with market capitalizations of greater than $5 billion at the time of purchase.” is deleted in its entirety and replaced with “Baron Fifth Avenue Growth Fund’s investment goal is capital appreciation through investments primarily in the securities of large-sized growth companies with market capitalizations of greater than $10 billion at the time of purchase.”

This information supplements the Statement of Additional Information dated January 28, 2013. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.